UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2020

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 605, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2020, Cinedigm Corp. (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with certain holders of notes under its Second Lien Loan Agreement dated as of July 14, 2016 among the Company, the lenders party thereto, and Cortland Capital Market Services LLC, as Agent (“Second Lien Notes”). Pursuant to the Exchange Agreements, the Company issued an aggregate of 2,776,282 shares of its Class A common stock, par value $0.001 per share (the “Common Stock”) in exchange for an aggregate of $1,386,106.91 of principal amount of Second Lien Notes. The exchanged Second Lien Notes were immediately cancelled. The exchange was consummated on December 4, 2020.

On December 7, 2020, the Company issued a press release announcing such conversions, a copy of which is filed herewith as Exhibit 99.1.

The foregoing description of the Exchange Agreements is qualified in its entirety by reference to such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and are hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The shares of Common Stock were issued pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

In a separate exchange with another holder of Second Lien Notes, on November 19, 2020, the Company issued 452,499 shares of Common Stock in exchange for $247,108.42 principal amount of Second Lien Notes. The exchanged Second Lien Notes were immediately cancelled. The shares of Common Stock were issued pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBIT INDEX

Exhibit No.	Description

10.1	Exchange Agreement dated as of December 4, 2020 among Cinedigm Corp. and Byline Bank f/k/a First Bank & Trust as Custodian of the Ronald L. Chez IRA #1073.

10.2	Exchange Agreement dated as of December 4, 2020 among Cinedigm Corp., Lotus Investors LLC, Hedy Klineman Marital Trust, UVE Partners, LLC, and Hudson Asset Partners LLC.

99.1	Press release dated December 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: December 7, 2020	By:	/s/ Gary S. Loffredo
Gary S. Loffredo Chief Operating Officer, President of Digital Cinema, General Counsel and Secretary